================================================================================

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    b(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         LORD ABBETT GLOBAL FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

================================================================================

                 [Letterhead of Lord Abbett Global Fund, Inc.]




FROM THE CHAIRMAN OF THE BOARD
------------------------------

Dear Shareholder,

     The Board of Directors of Lord Abbett Global Fund, Inc. (the "Fund") has called an Annual Meeting of Shareholders of the Fund to consider the matters described below. The board recommends that you vote in favor of each proposal.

       First, the board recommends that you vote to reelect the current directors of the Fund and to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants.

       Second, the board recommends that you vote in favor of a proposed revision of the fundamental investment policies and restrictions of your Series which is intended to provide for greater flexibility in managing the Series' portfolio and to permit the board to change applicable policies in the future without incurring the expense of shareholder meetings.

       Third, the directors propose that your Series enter into a new 12b-1 Plan and Dis tribution Agreement for your class of shares. This new 12b-1 Plan has several changes which are designed primarily to maintain the competitive position of the Fund and to encourage sales of the shares of each Series. These changes, and the estimated effect of these changes on your Series' expenses, are described in detail in the proxy statement.

       Fourth, the directors propose that the Fund's Articles of Incorporation be amended (i) to authorize the creation of new classes of each Series and (ii)
            -                                                               --
to confirm that the Fund may impose contingent deferred sales charges in connection with new classes of shares to be created (this change will have no effect on your shares).

     Fifth, the board recommends that shareholders of the Equity Series vote in favor of a new Sub-Investment Management Agreement between Lord, Abbett & Co. ("Lord Abbett") and Dunedin Fund Managers Limited ("Dunedin"), containing the same terms and conditions and providing for payment of a sub- advisory fee on the same basis as contained and provided for in the prior Sub- Investment Management Agreement between Lord Abbett and Dunedin.

       These various matters are to be voted upon at a meeting of the shareholders of the Fund to be held in New York on Wednesday, June 19, 1996 at 11:00 a.m.

       YOUR VOTE ON THESE ISSUES IS CRITICAL. TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

       1.   REVIEW THE ENCLOSED PROXY STATEMENT;

       2.   COMPLETE AND SIGN THE ENCLOSED PROXY CARD; AND

       3.   RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Your prompt response will help save the Fund the expense of additional solicitations.

       We encourage you to review the enclosed materials. Because we believe these proposals are in the best interests of shareholders, we encourage you to vote in favor of the proposals.

                                 Sincerely,



                                 Ronald P. Lynch
                                 Chairman of the Board

April 17, 1996

                                                                PRELIMINARY COPY



                         LORD ABBETT GLOBAL FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 19, 1996

                              PROXY STATEMENT

You are urged to sign and mail the proxy card in the enclosed postage-paid envelope whether you own a few or many shares. Your prompt return of the proxy may save the Fund the necessity and expense of further solicitations to insure a quorum at this meeting.

                         LORD ABBETT GLOBAL FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                          Telephone No. (212) 848-1800


Notice of Annual Meeting of Shareholders
To Be Held June 19, 1996                         April 17, 1996

Notice is given hereby of an annual meeting of the shareholders of Lord Abbett Global Fund, Inc. (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, June 19, 1996, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM 1.   To elect directors;

ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the current fiscal year;

ITEM 3. To approve or disapprove certain changes fundamental investment policies and restrictions of each of the Equity Series and the Income Seriesof the Fund (each, a "Series", and collectively the "Series");

ITEM 4. To approve or disapprove a new Distribution Plan and Agreement for the existing class of shares of each Series pursuant to Rule 12b-1 under the Investment Company Act of 1940;

ITEM 5. To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of Directors to create classes
                         -
          within series of shares of capital stock; and (ii) confirming that the
                                                         --
          board may impose contingent deferred sales charges in connection with new classes of shares to be created (this change will have no effect on your shares); and

ITEM 6. To approve or disapprove a new Sub-Investment Management Agreement with respect to the Equity Series between Lord, Abbett & Co. ("Lord Abbett") and Dunedin Fund Managers Limited ("Dunedin"), containing the same terms and conditions and providing for payment of a sub-advisory fee on the same basis as contained and provided for in the current Sub -Investment Management Agreement between Lord Abbett and Dunedin.


                                 By order of the Board of Directors


                                 Kenneth B. Cutler
                                 Vice President and Secretary

Not all of the foregoing items require a shareholder vote for both Series. A vote of the shareholders of your Series is required with respect to each of the foregoing items only if such item is marked with an "X" for your Series in the following table:

           ITEM 1  ITEM 2  ITEM 3  ITEM 4  ITEM 5  ITEM 6
---------------------------------------------------------
Equity       X       X       X       X       X       X
Series
---------------------------------------------------------
Income       X       X       X       X       X
Series
---------------------------------------------------------

The Board of Directors has fixed the close of business on March 22, 1996 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of March 22, 1996, there were ____ shares of the Equity Series, ____ shares of the Income Series and ______ shares of the Fundissued and outstanding.



PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                         LORD ABBETT GLOBAL FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153

                                                                  April 17, 1996

                                PROXY STATEMENT
                                ---------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Lord Abbett Global Fund, Inc., a diversified, open-end management investment company incorporated under the laws of Maryland (the "Fund"), for use at an annual meeting of shareholders of the Fund to be held at 10:00 a.m. on Wednesday, June 19, 1996 at the offices of Lord, Abbett & Co., the investment manager and principal underwriter of the Fund ("Lord Abbett"), on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 17,1996.

     At the close of business on March 22, 1996 (the "Record Date"), there were issued and outstanding ___________ shares of the Equity Series and _______ shares of the Income Series (each such Series, a "Series", and collectively the "Series") of the Fund, and _____ shares of the Fund. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund may also request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. D.F. King & Co. has been retained to assist in the solicitation of proxies at an estimated cost of $_______. The cost of the solicitation will be borne by _____________.

       Shareholders are entitled to one vote for each full share, and a pro portionate vote for each fractional share, of the Fund held as of the Record Date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more
                        -                                           -
than one votes, the vote of the majority binds all; and (3) if more than one
                                                         -
votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each of the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.

       Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Investment Company Act of 1940, as amended (the "Act") or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants and the election of directors from the separate voting requirements of the Rule.


 1.    ELECTION OF DIRECTORS

       The nominees for election as directors are Ronald P. Lynch, Robert S. Dow, Thomas S. Henderson, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing,
C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff, who have been nominated by the Board of Directors to succeed themselves. The individuals named as proxies intend to vote the proxies, unless otherwise directed, in favor of the election of such nominees, each of whom has agreed to continue to serve as a director of the Fund. Management of the Fund has no reason to believe that any nominee will be unable to serve as a director. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

       Information about each person nominated for election as a director is set forth in the following table. Except where indicated, each of the persons listed in the table has held the principal occupation listed opposite his name for the past five years.


                                                                          Director of
     Names and Ages of        Principal Occupation and Director-           the Fund
   Directors of the Fund                      ships                         Since
-----------------------------------------------------------------------------------
Ronald P. Lynch (1)(2)       Chairman of the Board of the Fund.                1988
60                           Partner of Lord Abbett.

Robert S. Dow (1)(2)         President of the Fund.                            1995
51                           Partner of Lord Abbett.

Thomas S. Henderson(1)(2)    Vice President of the Fund.                       1988
64                           Partner of Lord Abbett.

E. Thayer Bigelow(2)         President and Chief Executive of                  1994
54                           Time Warner Cable Programming,
                             Inc.  Formerly President and Chief
                             Operating Officer of Home Box
                             Office, Inc.

Stewart S. Dixon (2)         Partner in the law firm of Wildman,               1988
65                           Harrold, Allen & Dixon.

John C. Jansing (2)          Retired.  Former Chairman of Inde-                1988
70                           pendent Election Corporation of
                             America, a proxy tabulating firm.

                                                                          Director of
     Names and Ages of        Principal Occupation and Director-           the Fund
   Directors of the Fund                      ships                         Since
-----------------------------------------------------------------------------------
C. Alan MacDonald (2)        General Partner, The Marketing                    1988
62                           Partnership, Inc., a full service
                             marketing consulting firm.  Formerly
                             Chairman and Chief Executive Officer
                             of Lincoln Snacks, Inc., manufacturer
                             of branded snack foods (1992-1994).
                             Formerly President and Chief
                             Executive Officer of Nestle Foods
                             Corp., and prior to that, President
                             and Chief Executive Officer of
                             Stouffer Foods Corp., both
                             subsidiaries of Nestle SA,
                             Switzerland.  Currently serves as
                             Director of Den West Restaurant Co.,
                             J. B. Williams, and Fountainhead
                             Water Company.

Hansel B. Millican, Jr. (2)  President and Chief Executive Officer             1988
67                           of Rochester Button Company.

Thomas J. Neff (2)           President, Spencer Stuart & Asso-                 1988
58                           ciates, an executive search consulting
                             firm.


---------------------------
(1) "Interested person" of the Fund and Lord Abbett, within the meaning of the Act, because of his association with Lord Abbett.

(2) Also an officer and/or a director or trustee of other Lord Abbett-sponsored funds.

       Listed below is the number of shares of the Fund owned beneficially by each director as of March 22, 1996, together with the number of "phantom" shares credited to the account of each director under a plan (the "Deferred Plan") permitting independent directors to defer their directors' fees and to have the deferred amounts deemed invested in shares of the Fund for later payment. Also shown is the number of shares owned beneficially by the directors and officers as a group, together with such "phantom" shares credited to the accounts of directors and officers as a group. In each case, the amounts shown are less than 1% of the Fund's outstanding capital stock.

                                  Number of Shares Beneficially
                                          Owned
            Name                  and Phantom Shares/(1)/
----------------------------     ---------------------------------
Ronald P. Lynch                               43,707

Robert S. Dow                                 19,892

Thomas S. Henderson                           22,170

E. Thayer Bigelow                                165

Stewart S. Dixon                                 761

                                  Number of Shares Beneficially
                                          Owned
            Name                  and Phantom Shares/(1)/
----------------------------     ---------------------------------
John C. Jansing                              2,056

C. Alan MacDonald                              620

Hansel B. Millican, Jr.                      4,416

Thomas J. Neff                               1,018

Directors and Officers as a                264,979
   group

___________________
(1) Of the shares listed in the foregoing table, the following constitute "phantom" shares credited to directors under the Deferred Plan: Mr. Bigelow, 165 shares; Mr. Dixon, 624 shares; Mr. Jansing, 758 shares; Mr. MacDonald, 620 shares; Mr. Millican, 763 shares; Mr. Neff, 756 shares; and directors and officers as a group: 3,686 shares.

    The Board of Directors has only one standing committee, an Audit Committee, consisting of Messrs. Bigelow, MacDonald and Millican. The functions performed by the Audit Committee include recommendation of the selection of independent public accountants for the Fund to the Board of Directors for approval, review of the scope and results of audit and non-audit services, the adequacy of internal controls and material changes in accounting principles and practices and other matters when requested from time to time by the directors (the "Independent Directors") who are not "interested persons" of the Fund within the meaning of the Act. The Audit Committee held four meetings during the fiscal year ended December 31, 1995.

    The Board of Directors of the Fund met twelve times during the fiscal year ended December 31, 1995, and each director attended at least 75% of the total number of meetings of the Board and, if he was a member of the Audit Committee, of such committee.

    The second column of the following table sets forth the compensation accrued by the Fund for the Independent Directors. The third and fourth columns set forth information with respect to the retirement plan for Independent Directors maintained by the Fund and the other Lord Abbett-sponsored funds. The fifth column sets forth the total compensation accrued by the Fund and such other funds for the Independent Directors. The second, third and fourth columns give information for the Fund's most recent fiscal year; the fifth column gives information for the calendar year ended December 31, 1995. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.



                                 For the Fiscal Year Ended December 31, 1995           For Year Ended
                                                                                             De-
                                                                                      cember 31, 1995
---------------------------------------------------------------------------------------------------------
           (I)                  (II)              (III)                (IV)                   (V)
---------------------------------------------------------------------------------------------------------
                                                                 Estimated Annual
                                           Pension or Retire-   Benefits Upon Re-
                                           ment Benefits        tirement Proposed
                             Aggregate       Accrued by the     to be Paid by the     Total Compensation
                                Com-           Fund and          Fund and Fifteen    Accrued by the Fund
                           pensation Ac-     Fifteen Other          Other Lord        and Fifteen Other
                           crued by the       Lord Abbett-      Abbett-sponsored      Lord Abbett-spon-
Name of Director              Fund/1/      sponsored Funds/2/        Funds/2/           sored Funds/3/
---------------------------------------------------------------------------------------------------------
E. Thayer Bigelow                 $1,174              $ 9,772              $33,600                $41,700

Stewart S. Dixon                  $1,206              $22,472              $33,600                $42,000

John C. Jansing                   $1,208              $28,480              $33,600                $42,960

C. Alan MacDonald                 $1,277              $27,435              $33,600                $42,750

Hansel B. Millican, Jr.           $1,210              $24,707              $33,600                $43,000

Thomas J. Neff                    $1,182              $16,126              $33,600                $42,000
---------------------------------------------------------------------------------------------------------

(1) Independent Directors' fees, including attendance fees for board and committee meetings, are generally allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its Independent Directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The total amount accrued under the plan for each Independent Director since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments, as of December 31, 1995, were as follows: Mr. Bigelow, $1,530; Mr. Dixon, $5,796; Mr. Jansing, $7,030; Mr. MacDonald, $5,760; Mr. Millican, $7,083; and Mr. Neff, $7,021.

(2) Each Lord Abbett-sponsored fund has a retirement plan providing that Independent Directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated in column (IV) would be payable annually under such re tirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today.
     The amounts set forth in column (III) were accrued by the Lord Abbett-sponsored funds during the fiscal year ended December 31, 1995 with respect to the retirement benefits set forth in column (IV).

(3) This column shows aggregate Independent Director's fees, including attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote (1), accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

     Listed below are the executive officers of the Fund, other than Messrs. Lynch, Dow and Henderson who are listed above in the table of nominees. Each executive officer has been associated with Lord Abbett for over five years, except as indicated. Messrs. Allen, Carper, Cutler, Morris, Nordberg and Walsh are partners of Lord Abbett; the others listed below are employees.

Stephen I. Allen, age 42, Vice President since 1994.

Zane E. Brown, age 45, Executive Vice President since 1996.

Daniel E. Carper, age 43, Vice President since 1986.

Kenneth B. Cutler, age 63, Vice President and Secretary since 1988.

John J. Gargana, Jr., age 64, Vice President since 1988.

Paul A. Hilstad, age 53, Vice President since 1995 (with Lord Abbett since 1995 -formerly Senior Vice President and General Counsel of American Capital Manage ment & Research, Inc.).

Thomas F. Konop, age 54, Vice President since 1988.

Robert G. Morris, age 51, Vice President since 1995.

E. Wayne Nordberg, age 59, Vice President since 1988.

Keith F. O'Connor, age 40, Treasurer since 1988.

Victor W. Pizzolato, age 63, Vice President since 1988.

John J. Walsh, age 60, Vice President since 1988.

     Pursuant to the Fund's By-Laws, the election of each director of the Fund requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees as a director of the Fund.

 2.  RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the in dependent public accountants of the Fund for the fiscal year ending December 31, 1996. The Act requires that such selection be submitted for ratification or rejection at the next annual meeting of shareholders if such meeting be held. Deloitte & Touche LLP (or a predecessor firm) acted as the Fund's independent public accountants for the year ended December 31, 1995, and for a number of years prior thereto. Based on information in the possession of the Fund, and information furnished by Deloitte & Touche LLP, the firm has no direct financial interest and no material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP is expected to attend the meeting and will be provided with an opportunity to make a statement and answer appropriate questions.

     Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996.


  3. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES OF EACH SERIES OF THE FUND

     The Board of Directors has approved various amendments to the investment policies and restrictions of each Series in order to provide increased flexibility in managing such Series' investment portfolio. Those investment policies and restrictions of a Series that are designated "fundamental" may only be changed by the vote of a "majority" (as defined in the Act) of the voting securities of such Series. Those investment policies and restrictions designated "non-fundamental" may be changed by the vote of the Board of Directors alone. Therefore, the proposed amendments to the fundamental policies and restrictions described below require shareholder approval. The current and proposed investment policies and restrictions for each Series (both fundamental and non-fundamental) with respect to various investment techniques and securities are set forth in Exhibit A attached hereto.

     Investment policies and restrictions govern generally the investment activities of each Series and limit its ability to invest in certain types of securities or engage in certain types of transactions. The proposed changes are not expected to affect materially the current operations of the Series.
Although the proposed fundamental investment policies and restrictions are less restrictive than the current fundamental investment policies and restrictions of each Series, non-fundamental restrictions have been adopted, to become effective with the proposed amendments to the fundamental policies and restrictions, which will limit the effect of such changes on the operations of the Series. The proposed fundamental policies and restrictions are intended principally to provide greater flexibility in the future management of the Series' investment portfolios. The Board of Directors has no present intention of approving actions permitted by these less restrictive fundamental policies. If it were to do so, the risks of investing in such Series could be increased. No change is proposed with respect to the investment objective of either Series.

     The proposed policies and restrictions restate many of the policies and restrictions currently in effect for each Series. In some instances, certain fundamental policies and restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Series. In other instances, as illustrated in Exhibit A, certain policies and restrictions previously deemed fundamental have been redesignated non-fundamental. By making certain policies and restrictions non-fundamental, the Board may amend a policy or restriction as it deems appropriate and in the best interest of the Series and its shareholders, without incurring the costs (normally borne by the Series and its shareholders) of seeking a shareholder vote. Also, certain of the proposed fundamental investment policies and restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The policies and restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the policy or restriction to conform to applicable law, as revised.

     Approval of the proposed amendments to any Series' fundamental investment restrictions and policies requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of:
(i) 67% or more of the voting securities of such Series present or represented
 -
by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such
           --
Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

      If the proposed amendments are not approved by the shareholders of a Series, the current fundamental policies and restrictions will continue in effect for such Series.

     The Board of Directors recommends that shareholders of each Series vote in favor of the proposed amendments to the fundamental investment restrictions and policies of such Series.

 4.  NEW DISTRIBUTION PLAN AND AGREEMENT FOR THE
     CLASS A SHARES

     At a meeting of the Board of Directors of the Fund held on March 14, 1996, the directors of the Fund unanimously approved, subject to shareholder approval, and determined to submit to the shareholders of each Series for approval, a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act (the "Proposed Plan") for the existing class of shares of each Series. The existing class of shares, for each Series, is to be designated the Class A Shares -- see
Item 5 below for each Series. The text of the Proposed Plan for each Series is attached hereto as Exhibit B. The directors who approved the Proposed Plans include all of the Independent Directors, none of whom is an "interested person" of the Fund within the meaning of the Act or will have a direct or indirect financial interest in the operations of the Proposed Plans or in any agreements related thereto.

     If approved by shareholders, the Proposed Plan for each Series will replace the distribution plan and agreement for the Fund (the "Current Plan") that was approved by shareholders on ____________ and became effective September 9, 1988. The Current Plan was last amended by action of the Board of Directors on June 12, 1991.

     The changes included in the Proposed Plans, which are described below, are designed primarily to maintain the competitive position of the Class A Shares of each Series.

     Under the Current Plan (except as to certain accounts for which tracking data is not available), the Fund pays dealers through Lord Abbett (1) an annual
                                                                   -
service fee (payable quarterly) of 0.25% of the average daily net asset value of shares sold by dealers and (2) a one-time 1% distribution fee, at the time of
                            -
sale, on all shares sold at the $1 million level by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges described in the Fund's prospectus in effect at such time. These service and distribution fees provide additional incentives for dealers
(a) to provide continuing information and investment services to their
 -
shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the Fund.
                          -

     Under the Current Plan, holders of shares on which the 1% dis tribution fee has been paid are required to pay to the Fund a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost or the then net asset value, whichever is less, of such shares if they are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for certain re demptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares are exchanged into another Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge is collected for the Fund by the other fund. The Fund collects such a charge for other Lord Abbett-sponsored funds in a similar situation.

     Set forth below is a description of the principal changes to be effected under the Proposed Plans:

     (a) Distribution Fees.  The Fund's Board of Directors will be authorized
         -----------------
under the Proposed Plans, without further shareholder vote, to increase the amount of distribution fees up to 0.25% of the average annual net assets attributable to the Class A Shares of each Series (the "Distribution Fee Ceiling"). This increased spending limit is intended primarily to permit the directors to increase the amount to be spent for distribution to meet changing sales competition. The directors believe it is desirable to be able to make these changes without further shareholder approval because additional shareholder meetings would be time-consuming and costly to the Series and their shareholders. The Board of Directors will approve additional charges under this increased authority only if a majority of the Independent Directors conclude in their business judgment that there is a reasonable likelihood that the increase will benefit the affected Series and its shareholders.

     The one-time 1% distribution fee, payable at the time of certain sales as described above, is to be charged against the Distribution Fee Ceiling. During the Fund's last fiscal year, payments of the one-time 1% distribution fee under the Current Plan totaled 0.03% of the Equity Series' average net assets. These payments by the Income Series were less than 0.01% of such Series' net assets. Subject to shareholder approval of the Proposed Plans, the Board of Directors has authorized the Series to continue paying this one-time distribution fee with respect to sales of Class A Shares, subject to three changes: First, the
                                                               -----
payments will be made in connection with sales to retirement plans with 100 or more eligible employees, in addition to sales at the $1 million level as under the Current Plan; Second, the payments will be scaled down at certain
                  ------
breakpoints, as follows: 1% of the first $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% over $50 million of shares sold to a retirement plan or other qualifying purchaser within a 12-month period (beginning when the first purchase is made at net asset value); and Third, the
                                                                    -----
payments will be made to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions"), rather than just to dealers as is the case under the Current Plan.

     If shareholders approve the Proposed Plans, the Board of Directors has authorized each Series to pay, as an additional distribution fee, a supplemental payment to dealers who have accounts comprising a significant percentage of such Series' Class A Share assets and having a lower than average redemption rate and who have a satisfactory program for the promotion of Class A Shares. Any such payments will be 0.10% per annum of the average assets of the Series represented by the Class A Share accounts of qualifying dealers. This supplemental payment is intended by the Board of Directors to enhance the Fund's relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (b) Service Fees.  Service fee payments, which are to be continued under
         ------------
the Proposed Plan at an annual rate of 0.25% of the average daily net asset value of shares sold, could be made to all Authorized Institutions (institutions and persons permitted by applicable law and/or rules to receive such payments), rather than just to dealers as is the case under the Current Plan.

     (c) Use of Payments by Lord Abbett.  Lord Abbett would be permitted to use
         ------------------------------
payments received under the Proposed Plans to provide continuing services to shareholder accounts not serviced by Authorized Institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A Shares. Any such payments to finance activities primarily intended to result in the sale of Class A Shares would be subject to the Distribution Fee Ceiling.

     (d) CDRC.  The CDRC applicable to the Class A Shares would be substantially
         ----
similar to that payable under the Current Plan, except that no CDRC would be payable in connection with redemptions by retirement plans (not just those qualified under Section 401 of the Internal Revenue Code) attributable to any benefit payment or distribution of any excess contribution thereunder (not just those described above in connection with such exception under the Current Plan). Because CDRC payments will be made directly to the Series, they will have the effect of reducing the amount of the distribution fees paid by the Series for the purpose of complying with the Distribution Fee Ceiling. As in the case of the specific distribution fees authorized by the Board of Directors of the Fund, the CDRC authorized from time to time by the board for the Class A Shares of each Series will be described in the then current prospectus of the Fund.

     If the supplemental payment to dealers, the revised one-time dis tribution fee and the other changes described above had been in effect for the Fund's last fiscal year, it is estimated that in the aggregate they would have increased the ratio of expenses to average net assets of each Series as follows: for the Equity Series, from 1.63% to approximately 1.67%, representing a difference of 0.04%; and for the Income Series, from 1.04% to approximately 1.08%, representing a difference of 0.04%.

     (e) Lord Abbett Distributor.  The other party to the Proposed Plans is to
         -----------------------
be Lord Abbett Distributor LLC, a New York limited liability company, to be formed as a subsidiary of Lord Abbett ("Lord Abbett Distributor"), rather than Lord Abbett. Lord Abbett Distributor is to take on all the underwriting functions currently performed directly by Lord Abbett.

     In considering whether to recommend the Proposed Plans for approval, the Board considered, among other things, the factors set forth below:

     (i) Flexibility in Adapting Distribution Fees to Meet Industry-Wide
         ---------------------------------------------------------------
Changes. During the last several years, there has been significantly increased competition and pricing experimentation in the mutual fund industry. As the pace of change increases, the Board of Directors believes it will be useful to be able to respond more quickly to marketplace pressures, and change in appropriate cases the amount of the Class A 12b-1 distribution fees to be paid, without unnecessarily burdening the shareholders with the costs of additional proxy solicitations. The directors believe that the increased distribution fees described above are good examples of the desirability of this flexibility. Based on advice received from Lord Abbett, the decision by the Board to approve the payment of distribution fees in connection with sales to retirement plans with 100 or more eligible employees will enable the Class A Shares to compete more effectively in this growing and important market. The 0.10% per annum supplemental payments to dealers who meet certain criteria will permit the Fund enhance relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (ii) Expanding Categories of Persons Eligible to Receive Payments. The
          ------------------------------------------------------------
Current Plan limits payments thereunder to dealers selling Fund shares. Since the Current Plan was adopted, different methods of distribution, using different entities, have developed in the industry. The Board of Directors sees no reason to limit arbitrarily the categories of persons eligible to receive payments under the Proposed Plans, and believes that the availability of payments under the plans will induce such other entities to invest in Class A Shares.

     (iii)     Flexibility in Distributor's Use of Payments.  Lord Abbett has
               --------------------------------------------
advised the Board of Directors of the Fund that allowing Lord Abbett Distributor to retain fees received from the Series to (i) provide continuing information
                                            -
and investment services to shareholder accounts and (ii) finance, with Board
                                                     --
approval, any activity which is primarily intended to result in the sale of Class A Shares, will provide useful flexibility and will be in line with common practice in the industry.

     In light of the anticipated benefits to each Series and its shareholders as a result of adopting the Proposed Plans, and having reviewed a comparison of the costs to each Series of the Current Plan and the Proposed Plans, the Directors of the Fund have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Proposed Plans will benefit each Series and its shareholders. There can, however, be no assurance that the anticipated benefits will be realized.

     Payments by each Series to dealers through Lord Abbett under the Current Plan for the fiscal year ended December 31, 1995 were $215,186 for the Equity and $604,324 for the Income Series. Such payments represented the following percentages of each Series' average net assets during that period: 0.23% for the Equity and 0.25% for the Income Series.

     Set forth in the tables below is a summary comparison of each Series' expenses, on a current and pro-forma basis taking into account the increased fees that could be paid under the Proposed Plans. The annual operating expenses shown in the second column are each Series' actual expenses for the fiscal year ended December 31, 1995. The expenses shown in the third column represent, on a pro-forma basis, such actual expenses adjusted to show the effect of the maximum distribution fee the Board would be authorized to approve under the Proposed Plans. The fourth column shows such pro-forma annual operating expenses based on the distribution fee rate the Board has approved subject to approval of the Proposed Plans by shareholders. The example set forth below is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                                                                                      Pro Forma
                                                                 Pro-Forma           (reflecting
                                           Year ended          (reflecting        estimated amounts
                                          December 31,       maximum amounts       that would have
                                        1995 (reflecting    payable under the      been paid under
            EQUITY SERIES              the Current Plan)      Proposed Plan)     the Proposed Plan)
----------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
----------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases          5.75%                5.75%                 5.75%
Deferred Sales Load /1 /                    None/2/              None/2/               None/2/
----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
----------------------------------------------------------------------------------------------------
Management Fee                              0.75%                0.75%                 0.75%
12b-1 Fees                                  0.26%                0.50%/3/              0.30%/4/
Other Expenses                              0.62%                0.62%                 0.62%
----------------------------------------------------------------------------------------------------
Total Operating Expenses                    1.63%                1.87%                 1.67%
----------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


-----------------------------------------------------------------------------------------------------------------------------
            1 year                     3 years                         5 years                          10 years
-----------------------------------------------------------------------------------------------------------------------------
             Pro      Pro                Pro     Pro                     Pro                              Pro
            Forma    Forma              Forma    Forma                  Forma     Pro Forma              Forma     Pro Forma
Current     (max.)   (est.)  Current    (max.)   (est.)     Current     (max.)     (est.)    Current     (max.)      (est.)
-------     -----    -----   -------    ------   -----      -------    ------    ----------  -------     -----     ---------
-----------------------------------------------------------------------------------------------------------------------------
$73/5/     $75/3,5/  $74/4,5/ $106/5/  $113/3,5/  $107/4,5/   $141/5/  $153/3,5/  $143/4,5/   $240/5/   $264/3,5/   $244/4,5/
-----------------------------------------------------------------------------------------------------------------------------


INCOME SERIES
                                                                                                        Pro Forma
                                                                                 Pro-Forma             (reflecting
                                                      Year ended            (reflecting maximum     estimated amounts
                                                   December 31, 1995          amounts payable       that would have
                                                   (reflecting the          under the Proposed       been paid under
                                                     Current Plan)               Plan)               the Proposed Plan)
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
------------------------------------------------------------------------------------------------------------------------------------

Maximum Sales Load/1/ on Purchases                   4.75%                        4.75%                    4.75%
Deferred Sales Load /1 /                             None/2/                      None/2/                  None/2/
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

Management Fee                                       0.50%                        0.50%                    0.50%
12b-1 Fees                                           0.25%                        0.50%/3/                 0.29%/4/
Other Expenses                                       0.29%                        0.29%                    0.29%
------------------------------------------------------------------------------------------------------------------------------------

Total Operating Expenses                             1.04%                        1.29%                    1.08%
------------------------------------------------------------------------------------------------------------------------------------


Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

-------------------------------------------------------------------------------------------------------------------------------
           1 year                         3 years                         5 years                         10 years
-------------------------------------------------------------------------------------------------------------------------------
             Pro        Pro                 Pro        Pro                  Pro         Pro                  Pro         Pro
            Forma      Forma               Forma      Forma                Forma      Forma                 Forma      Forma
 Current   (max.)     (est.)     Current  (max.)     (est.)     Current   (max.)      (est.)     Current   (max.)      (est.)
---------  ------     ------     -------  ------     ------     -------   ------      -----      -------   ------      ------
-------------------------------------------------------------------------------------------------------------------------------
 $58/5/    $60/3,5/   $58/4,5/    $79/5/  $86/3,5/   $80/4,5/   $102/5/  $115/3,5/   $104/4,5/   $169/5/  $196/3,5/   $173/4,5/
-------------------------------------------------------------------------------------------------------------------------------

1. Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" or "CDRC" throughout this Proxy Statement.

2. Under both the Current Plan and the Proposed Plans, redemptions of shares on which a Rule 12b-1 sales distribution fee has been paid are subject to a CDRC of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred, subject to certain exceptions described herein.

3. Reflects the maximum annual 12b-1 fees that could be paid under the Proposed Plans in any year, consisting of a distribution fee of 0.25% and a service fee of 0.25%.

4. Reflects the estimated level of distribution and service fees that would have been paid under the Proposed Plan had it been in effect for the Fund's last fiscal year.

5. Based on total current and pro-forma operating expenses shown in the table above.

     If the shareholders approve the Proposed Plans, the Proposed Plans shall, unless terminated as described below, become effective July 12, 1996 and continue in effect until July 12, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Proposed Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a shareholder vote in compliance with Rule 12b-1 under the Act. The Plan may not be amended to increase materially the amount to be spent for distribution above the maximum amounts set forth in the Proposed Plans without a shareholder vote in compliance with Rule 12b-1 under the Act. All material amendments must be approved by a majority of the Independent Directors.

     Each Proposed Plan provides that while it is in effect, the selection and nomination of Independent Directors is committed to the discretion of the Independent Directors then sitting on the Board. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

     Pursuant to Rule 12b-1 under the Act, approval of the Proposed Plan with respect to either Series requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of:
(i) 67% or more of the voting securities of such Series present or represented
 -
by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such
           --
Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the Proposed Plan is not approved for one or more Series, the Current Plan for each such Series will continue in effect according to its terms.

     The Board of Directors recommends that shareholders of each Series vote in favor of adoption of the Proposed Plan for such Series.


  5. AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE CLASSES OF EACH SERIES OF SHARES AND TO CONFIRM THAT THE FUND MAY IMPOSE CONTINGENT DEFERRED SALES CHARGES IN CONNECTION WITH REDEMPTIONS

     On March 14, 1996, the Fund's Board of Directors unanimously voted to approve an amendment to the Articles of Incorporation of the Fund to give the Fund's Board of Directors the power to classify the Fund's shares into classes within series, and voted to submit such amendment to the Fund's shareholders for approval. The full text of the amendment is attached hereto as Exhibit C.

     The Fund's Articles of Incorporation presently designate two classes (referred to herein as "Series") of shares of capital stock and do not authorize the Board of Directors to create classes within Series. The Board of Directors believes that the Fund's best interests will be served if the Board of Directors is able to create classes of shares within a Series, with each share of a Series, regardless of class, sharing pro rata (based on net asset value) in the portfolio and income of the Series and in the Series' expenses, except for differences in expenses resulting from different Rule 12b-1 plans for the various classes and possibly other class-specific expenses. It is expected that implementation of such a multi-class fund structure will (i) enable investors in
                                                          -
a Series to choose the distribution option that best suits their individual situations, (ii) facilitate distribution of the Fund's shares, and (iii)
             --                                                     ---
maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     The Board of Directors has approved for each Series, subject to shareholder approval, two classes of shares which are to share in such Series' portfolio but are to have different distribution arrangements. For each Series, the existing class of shares, to be designated the "Class A Shares," will continue to be offered as described in the Fund's current prospectus, except that the Board of Directors is recommending that shareholders approve a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act that, if approved, will be applicable to the Class A Shares for each Series. See Item 4 above.

     The second class of shares of each Series, to be designated the "Class C Shares," will be offered at net asset value without an initial sales charge, but if redeemed for cash before the first anniversary of purchase, will be subject to a CDRC, or contingent deferred reimbursement charge, equal to 1% of the lower of their cost or then net asset value. The Class C Shares are to be subject to a Rule 12b-1 plan that involves annual distribution and service fee payments for the account of such class equal to 1% of the average net asset value of the Class C shares. None of these charges will be allocated to the Class A Shares.

     It is expected that Class C Shares of the Income Series will also be issued to shareholders of Lord Abbett Global Income Trust (the "Acquired Series") of Lord Abbett Securities Trust (the "Trust") in connection with an acquisition by the Income Series of the assets of the Acquired Series. This transaction, which is subject to certain conditions, has been approved by the Board of Directors of the Fund, including a majority of the Independent Directors, as in the best interests of the shareholders of the Income Series. Shareholders of the Income Series are not required to approve this proposed transaction. As of December 31, 1995, the net assets of the Acquired Series were approximately $7,867,414, and the net assets of the Income Series were approximately $238,290,596.

     If the proposed amendment to the Fund's Articles of Incorporation is approved, the Board of Directors will be authorized to create and issue one or more additional classes of shares within the existing Series and to create additional series. Lord Abbett has advised the Board of Directors of the Fund that, with respect to each Series, it intends to propose to the board in the near future that the board authorize the Fund to issue a third class of shares, to be designated the "Class B Shares" of such Series. If authorized, the Class B Shares are expected to be sold without an initial sales charge and otherwise to be similar to the Class C Shares except that (i) they will be subject to a
                                                 -
contingent deferred sales charge ("CDSC") that is payable to the distributor of such shares, rather than subject to a contingent deferred reimbursement charge payable to the Fund as is the case with the Class C Shares, (ii) the B Share
                                                             --
CDSC will be substantially larger than the 1% CDRC charged on early redemptions of Class C Shares, (iii) the B Share CDSC will apply over a period of time
                    ---
substantially longer than the 12 months applicable to the C Share CDRC, and will scale down to zero over that longer period, and (iv) the Class B Shares will
                                                 --
convert automatically into Class A Shares at net asset value after a period of time.

     Shares of all classes will vote together on all matters affecting the Fund, except for matters, such as approval of a Rule 12b-1 plan or a related service plan, affecting only a particular class or classes. All shares voting on a matter will have identical voting rights. All issued shares will be fully paid and non-assessable, and shareholders will have no pre-emptive or other right to subscribe to any additional shares. All shares within a series will have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation except for differences resulting from class-specific Rule 12b-1 plans and related service plans and certain other class-specific expenses.

     The proposed amendment to the Fund's Articles of Incorporation will also make clear that the Fund may impose a CDSC and other charges (which charges may vary within and among the classes) payable upon redemption as may be estab lished from time to time by the Board of Directors of the Fund. The Fund's Articles of Incorporation currently provide that the Fund may deduct a redemption charge not exceeding 1% of the net asset value of the shares being redeemed. The proposed amendment is deemed advisable in order to avoid any question as to whether the proposed B Share CDSC referred to above, which in some instances may exceed 1%, may be imposed in connection with the proposed issuance of the Class B Shares. The Board of Directors has no intention of increasing the CDRC currently payable or proposed to be payable on certain early redemptions of your Fund shares. See Item 4 above.

     Approval of the proposed amendment to the Articles of Incorporation requires an affirmative vote of more than 50% of the outstanding shares of the Fund.

For this purpose, abstentions and broker non-votes, although counted for purposes of attaining a quorum, will not be counted as voted in favor of this proposal.

     The Board of Directors recommends that shareholders vote in favor of this proposed amendment to the Articles of Incorporation.


 6.  NEW SUB-INVESTMENT MANAGEMENT AGREEMENT FOR THE EQUITY SERIES

     On March 19, 1996, Dunedin Fund Managers Group plc ("Dunedin") acquired all of the ordinary share capital of DFM Holdings Limited ("DFM Holdings"), which holds 100% of the ordinary share capital of Dunedin Fund Managers Limited ("Dunedin"). Prior to such acquisition, Dunedin had served as the Fund's sub-investment manager under a sub-investment management agreement (the "Previous Agreement") between Lord Abbett and Dunedin, which was last approved by shareholders of the Fund on December 13, 1989. As required by the Act, the Previous Agreement was terminated as a result of the change in control of Dunedin caused by such acquisition.

     At a meeting of the Board of Directors of the Fund held on March 14, 1996, the directors of the Fund, including a majority who are not interested persons of Lord Abbett, Dunedin or the Fund or parties to the Previous Agreement, unanimously approved, subject to shareholder approval, and determined to submit to the shareholders of the Equity Series for approval, a new sub-investment management agreement (the "New Agreement") between Lord Abbett and Dunedin with respect to the Equity Series. At the same meeting, the board unanimously determined that, in view of Lord Abbett's anticipated capability with respect to foreign debt investments, a sub-investment adviser was no longer desirable with respect to the Income Series, and so Lord Abbett will continue as the investment manager of the Income Series under the Management Agreement referred to below without the assistance of a sub-adviser. The New Agreement contains the same terms and conditions and provides for payment of a sub- advisory fee on the same basis with respect to the Equity Series as contained and provided for in the Previous Agreement. The text of the New Agreement is attached hereto as Exhibit
D. The New Agreement will not become effective unless it is approved by the shareholders of the Equity Series.

     The New Agreement provides that it shall remain in force for two years from the date of its execution and will be renewable annually thereafter by specific approval of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of Lord Abbett, Dunedin or the Fund, cast in person at a meeting called for the purpose of voting on such renewal) or by vote of a majority of the outstanding voting securities of the Equity Series. The New Agreement may be terminated without penalty at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Equity Series, on 60 days' written notice, and automatically terminates in the event of its assignment.

     Under the New Agreement, Dunedin, among other things, (i) will furnish
                                                              -
Lord Abbett with advice and recommendations with respect to that portion of the Equity Series' assets invested in countries other than the United States (the "Foreign Assets"), including advice on the selection and allocation of investments among foreign securities markets and foreign equity and debt securities; (ii) subject to consultation with Lord Abbett which may be waived,
             --
will determine which securities in the portfolio of Foreign Assets should be purchased, held or disposed of or held in cash; and (iii) will give advice, or may make decisions, with respect to foreign
           ---
currency matters. Under the New Agreement, Lord Abbett will be obligated to pay Dunedin a monthly fee equal to one-half of the management fee paid by the Fund to Lord Abbett with respect to the Equity Series pursuant to the Management Agreement described below. For the fiscal year ended December 31, 1995, Lord Abbett paid such a fee with respect to the Equity Series under the Previous Agreement in the amount of $308,724, and paid a fee on the same basis with respect to the Income Series in the amount of $616,173.

     Because the acquisition of DFM Holdings by Dunedin was consummated prior to this shareholder meeting, and the Previous Agreement terminated as of the date of the consummation of the transaction, Dunedin has continued to act as Sub-Adviser to Lord Abbett with respect to the Equity Series as though the Previous Agreement remained in effect until the shareholders of that Series could meet to approve the New Agreement. The Fund has been advised by Dunedin that the monthly fee paid by Lord Abbett to Dunedin with respect to the Equity Series since March 19, 1995 has not exceeded the actual cost incurred by Dunedin incurred in furnishing its sub- advisory service and that, prior to the approval of the New Agreement by the shareholders of the Equity Series, it will not charge for such service more than such actual cost. Lord Abbett and the Board of Directors of the Fund believe that it is in the interests of the shareholders of the Equity Series to continue to obtain the services of Dunedin, on an uninterrupted basis, and so Lord Abbett has continued to obtain such services with respect to such Series and to pay for them as provided above.

     The acquisition of DFM Holdings by Dunedin created a major fund management group based in Scotland, with assets under management valued at over 8.2 billion (pounds), or $ billion. Dunedin manages several unit trusts and investment trusts which are not comparable to U.S. regulated investment companies. Prior to the change of control of Dunedin, Dunedin acted as Investment Adviser to the Equity and Income Series of the Fund as well as to the Global Equity Series of the Lord Abbett Series Fund, Inc. and the Global Income Trust of Lord Abbett Securities Trust. After the transaction, Dunedin will continue as Investment Adviser with respect to the Equity Series of the Fund and the Global Equity Series of Lord Abbett Series Fund, Inc., receiving one-half of the management fee payable by each of those Funds, currently 0.75% respectively.


     The owners of Dunedin and their percentages of the outstanding shares of Dunedin, both before and after implementation of the transaction, were and are as follows:


---------------------------------------------------------- ----------------------- -----------------------
                                                                 Before the              After the
                                                                  Proposed                Proposed
                                                                Transaction             Transaction
---------------------------------------------------------- ----------------------- -----------------------
Edinburgh Fund Managers Group plc                                              --           100%
---------------------------------------------------------- ----------------------- -----------------------
The British Linen Bank Limited                                              50.5%            --
---------------------------------------------------------- ----------------------- -----------------------
The Edinburgh Investment Trust plc                                          28.9%            --
---------------------------------------------------------- ----------------------- -----------------------
The Northern American Trust plc                                              9.9%            --
---------------------------------------------------------- ----------------------- -----------------------
The First Scottish American Trust plc                                        8.5%            --
---------------------------------------------------------- ----------------------- -----------------------
Dundee and London Investment Trust plc                                       2.2%            --
---------------------------------------------------------- ----------------------- -----------------------
                                                                           100.0%            100.0%

---------------------------------------------------------- ----------------------- -----------------------



       British Investment Trust plc, [address], owns 37.2% of Dunedin's outstanding shares; the balance of Dunedin's shares are publicly traded, with no single shareholder currently owning over 10% of the shares.

     Edinburgh has advised Lord Abbett and the Fund that it currently anticipates that all of Dunedin's officers and employees will continue in their present capacities and will continue to provide sub-investment management services to Lord Abbett with respect to the Equity Series with no material changes in operating personnel, except that Dunedin has advised the Fund that it will now have access to the resourced of the Edinburgh Group, which will have some 50 investment professionals, representing enlarged fund management capability. Edinburgh has also advised Lord Abbett and the Fund that it anticipates that the acquisition of DFM Holdings will neither affect the operating procedures formerly used by Dunedin with respect to Fund assets nor the financial ability of Dunedin to fulfill its obligations under the New Agreement and that Dunedin's business will operate, with respect to the assets of the Equity Series, in a manner consistent with Dunedin's past practices.

       The Fund employs Lord Abbett as investment manager under a Management Agreement dated August 29, 1988. The Management Agreement was approved unanimously by the Fund's Board of Directors on March 8, 1989 and by the shareholders of the Fund on May 10, 1989. The Management Agreement is renewable annually by specific approval of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of Lord Abbett or the Fund or parties to the Management Agreement, cast in person at a meeting called for the purpose of voting on such renewal) or, with respect to a Series of the Fund, by vote of a majority of the outstanding voting securities of such Series.

       Under the Management Agreement, Lord Abbett supervises the Fund's investments, provides it with certain other management services and executive and other personnel, and pays the remuneration of its officers. Lord Abbett is obligated to pay for the rental of office space and for ordinary and necessary office expenses relating to research, statistical work and portfolio supervision to be performed by Lord Abbett. The Fund is obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, office and clerical expenses not related to research, statistical work and portfolio supervision, governmental fees, interest charges, taxes, Independent Directors' fees and expenses, custody fees, association membership dues, legal and auditing fees, transfer agent and shareholder servicing costs, expenses of preparing, printing and mailing stock certificates, shareholder reports, notices and proxy statements to governmental agencies, insurance premiums, and brokerage and other expenses connected with executing portfolio transactions.

       Each Series is obligated to pay Lord Abbett a fee payable monthly and based on average daily net assets for each month. The annual rate of the fee is equivalent to 0.75 of 1% for the Equity Series and 0.50 of 1% for the Income Series. To encourage sales of shares of the Fund, Lord Abbett has voluntarily waived a portion of its management fees and paid other operating expenses of each Series. These fees and expenses of the Equity Series (not including any required to be paid by Lord Abbett pursuant to applicable state expense limitations) are subject to repayment by that Series to the extent the Series' expense ratio on an annualized basis is less than 1.5%. The Equity Series shall not be obligated to repay any such expenses not repaid by the earlier of (a)
                                                                          -
October 1, 1998 or (b) the termination of the Management Agreement.  The above-
                    -
mentioned expense ratio has not been reached, and the Equity Series had a contingent obligation of $_____ as of December 31, 1995. The Income Series had a somewhat similar arrangement under which it has repaid all of its contingent obligations. Lord Abbett is not currently waiving any portion of its management fees or subsidizing any other operating expenses of either Series.

       Lord Abbett also acts as principal underwriter for the capital stock of the Fund under the terms of a Distribution Agreement dated September 9, 1988. The underwriter, as exclusive selling agent, undertakes to find purchasers for the shares of the Fund but has no commitment to purchase such shares. For the fiscal year ended December 31, 1995, Lord Abbett received $________ with respect to the Equity Series and $________ with respect to the Income Series as principal underwriter on sales of shares of the Fund, in accordance with the terms of the Distribution Agreement, after payment of $________ for the Equity Series and $________ for the Income Series allowed to independent dealers as concessions for such sales. Such amounts represented the sales charges paid by purchasers of the Fund's shares, the net asset value of such shares being retained by the Fund.

       Lord Abbett is a partnership. It has nine general partners, all of whom are executive officers and/or directors of the Fund: Stephen I. Allen, Daniel
E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P.
Lynch,

Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is 767 Fifth Avenue, New York, New York 10153-0203. The other executive officers of the Fund, listed in Item 1 above, are employed by Lord Abbett which pays their remuneration for services to the Fund.

     Dunedin is located at Dunedin House, 25 Ravelston Terrace, Dunedin EH4 3EX Scotland. Dunedin's Board of Directors consists of _________, all of whom are located at Dunedin. _______ is the Chief Executive Officer and of Dunedin.

       Approval of the New Agreement by the Equity Series requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of: (i) 67% or more of the voting
                                               -
securities of such Series present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the
                                                     --
outstanding voting securities of such Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

       If the New Agreement is not approved by the Equity Series, the Board of Directors will meet to determine the appropriate course of action, which may include a re-solicitation of shareholders of the Equity Series.

       The Board of Directors recommends that shareholders of the Equity Series vote in favor of adoption of the New Agreement.


7.  OTHER INFORMATION

     Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

     a.   Timeliness of Shareholder Proposals.
          -----------------------------------

     Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal execu tive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

     b.  Investment Adviser and Underwriter.
         ----------------------------------

       Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, acts as investment adviser and principal underwriter with respect to the Fund.

  c.   Annual Report Available Upon Request.
       ------------------------------------

       The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such reports(s) by writing to the Fund or by calling 800-___-____.

 d.    Portfolio Transactions.
       ----------------------

       With respect to the Income Series, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Income Series usually will pay no brokerage commissions on such transactions. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28(e) of the Securities Exchange Act of 1934.

       The Fund's policy is to obtain best execution on all portfolio trans actions, which means that the Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the trans action including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of dealers and brokers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

       The Fund selects broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, for domestic assets, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. For foreign assets, the selection is made by Dunedin Fund Managers Limited, our sub-adviser. The Fund's traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

       In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if the Fund's net cost of the purchase or the net proceeds to the

Fund of the sale are at least as favorable as the Fund could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsi bilities with respect to the Fund and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it purchased such equipment and software packages directly from the suppliers and attempted to generate such additional information through its own staff. No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

       If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

       If other clients of Lord Abbett buy or sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with the Fund in the buying and selling of the same securities as described above.
If these clients wish to buy or sell the same security as the Fund does, they may have their transactions executed at times different from the Fund's transactions and thus may not receive the same price or incur the same commission cost as the Fund does.

       The Fund will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

       For the fiscal years ended December 31, 1995, 1994 and 1993, the Equity Series paid total commissions to independent broker-dealers of $337,401, $281,959 and $251,909, respectively. The Income Series paid no commissions to independent broker-dealers during these periods.

                            LORD ABBETT GLOBAL FUND, INC.


                            By:________________________________
                                Kenneth B. Cutler
                                Vice President and Secretary

                                                        Draft--February 26, 1996

                                                                       EXHIBIT A

                       COMPARISON OF CURRENT AND PROPOSED
                      INVESTMENT POLICIES AND RESTRICTIONS

           CURRENT POLICY/RESTRICTION                      PROPOSED POLICY/RESTRICTION
-------------------------------------------------  -------------------------------------------
----------------------------------------------------------------------------------------------
SHORT SALES/MARGIN.

FUNDAMENTAL                                        FUNDAMENTAL
Neither Series may sell short securities or        Each Series may purchase securities
 buy securities or evidences of interests          on margin to the extent permitted by
 therein on margin, although it may obtain         applicable law.
 short-term credit necessary for the
 clearance of purchases of securities.             NON-FUNDAMENTAL
                                                   Neither Series may make short sales
                                                   of securities or maintain a short
                                                   position except to the extent permitted
                                                   by applicable law.
----------------------------------------------------------------------------------------------
BORROWING.

FUNDAMENTAL                                        FUNDAMENTAL
Neither Series may borrow money except             Neither Series may borrow money,
 as a temporary measure for extraordinary          except that (i) it may borrow from
 or emergency purposes, and then not in            banks (as defined in the Act) in
 excess of 5% of its net assets at the time        amounts up to 33 1/3% of its total
 of borrowing.                                     assets (including the amount
                                                   borrowed), (ii) it may borrow up to
                                                   an additional 5% of its total assets for
                                                   temporary purposes, and (iii) it may
                                                   obtain such short-term credit as may
                                                   be necessary for the clearance of
                                                   purchases and sales of portfolio
                                                   securities.

                                                   NON-FUNDAMENTAL
                                                   Neither Series may borrow in excess
                                                   of 5% of its gross assets taken at cost
                                                   or market value, whichever is lower
                                                   at the time of borrowing, and then
                                                   only as a temporary measure for
                                                   extraordinary or emergency purposes.
----------------------------------------------------------------------------------------------


           CURRENT POLICY/RESTRICTION                      PROPOSED POLICY/RESTRICTION
-------------------------------------------------  -------------------------------------------
----------------------------------------------------------------------------------------------
UNDERWRITING.

FUNDAMENTAL                                        FUNDAMENTAL
Neither Series may act as underwriter of           Neither Series may engage in the
 securities issued by others, unless it is         underwriting of securities, except
 deemed to be one in selling a portfolio           pursuant to a merger or acquisition or
 security requiring registration under the         to the extent that, in connection with
 Securities Act of 1933, such as those             the disposition of its portfolio
 described under "Restricted/Illiquid              securities, it may be deemed to be an
 Securities" below.                                underwriter under federal securities
                                                   laws.
----------------------------------------------------------------------------------------------
LENDING.

FUNDAMENTAL                                        FUNDAMENTAL
Neither Series may lend money or                   Neither Series may make loans to
 securities to any person except that it may       other persons, except that the
 enter into short-term repurchase                  acquisition of bonds, debentures or
 agreements with sellers of securities it has      other corporate debt securities and
 purchased, and it may lend its portfolio          investment in government obligations,
 securities to registered broker-dealers           commercial paper, pass-through
 where the loan is 100% secured by cash or         instruments, certificates of deposit,
 its equivalent as long as it complies with        bankers acceptances, repurchase
 regulatory requirements and the Fund              agreements or any similar instruments
 deems such loans not to expose the Series         shall not be subject to this limitation,
 to significant risk (investment in                and except further that each Series
 repurchase agreements exceeding 7 days            may lend its portfolio securities,
 and in other illiquid investments is limited      provided that the lending of portfolio
 to a maximum of 5% of a Series' assets).          securities may be made only in
                                                   accordance with applicable law.
----------------------------------------------------------------------------------------------


           CURRENT POLICY/RESTRICTION                      PROPOSED POLICY/RESTRICTION
-------------------------------------------------  -------------------------------------------
----------------------------------------------------------------------------------------------
REAL ESTATE/COMMODITIES.

FUNDAMENTAL                                        FUNDAMENTAL
Neither Series may buy or sell real estate         Neither Series may buy or sell real
 including limited partnership interests           estate (except that it may invest in
 therein (except securities of companies,          securities directly or indirectly
 such as real estate investment trusts, that       secured by real estate or interests
 deal in real estate or interests therein), or     therein or issued by companies which
 oil, gas or other mineral leases,                 invest in real estate or interests
 commodities or commodity contracts in the         therein), commodity or commodity
 ordinary course of its business, except           contracts (except to the extent a Series
 such interests and other property acquired        may do so in accordance with appli-
 as a result of owning other securities,           cable law and without registering as a
 though securities will not be purchased in        commodity pool operator under the
 order to acquire any of these interests.          Commodity Exchange Act as, for
                                                   example, with futures contracts).

                                                   NON-FUNDAMENTAL
                                                   Neither Series may invest in real
                                                   estate limited partnership interests or
                                                   interests in oil, gas or other mineral
                                                   leases, or exploration or other
                                                   development programs, except that
                                                   the Series may invest in securities
                                                   issued by companies that engage in
                                                   oil, gas or other mineral exploration
                                                   or development activities.
----------------------------------------------------------------------------------------------


           CURRENT POLICY/RESTRICTION                      PROPOSED POLICY/RESTRICTION
-------------------------------------------------  -------------------------------------------
----------------------------------------------------------------------------------------------
DIVERSIFICATION.

FUNDAMENTAL                                        FUNDAMENTAL
Neither Series may buy securities if the           With respect to 75% of its gross
 purchase would then cause a Series to have        assets, the Equity Series may not buy
 more than 5% of its gross assets at market        securities of one issuer
 value at the time of purchase, invested in        representing more than (i) 5% of its
 securities of any one issuer, except (i)          gross assets, except securities issued
 securities issued or guaranteed by the U.S.       or guaranteed by the U.S. Govern-
 Government, its agencies or                       ment, its agencies or
 instrumentalities which may be purchased          instrumentalities, or (ii) 10% of the
 in any amounts and (ii) securities issued or      voting securities of such issuer.
 guaranteed by foreign governments, their
 agencies or instrumentalities which secu-         With respect to the Income Series,
 rities (apart from those of any issuer            there is no fundamental policy or
 totaling 5% or less of the Series' gross          restriction (but the Series will be
 assets at market value at the time of             required to meet the diversification
 purchase) cannot aggregate more than 25%          rules under Subchapter M of the
 of the Series' gross assets at market value       Internal Revenue Code).
 at the time of purchase.  Neither Series
 may buy voting securities if the purchase
 would then cause a Series to own more
 than 10% of the outstanding voting stock
 of any one issuer.


----------------------------------------------------------------------------------------------
INVESTMENT IN A SINGLE
 INDUSTRY.

FUNDAMENTAL                                        FUNDAMENTAL
Neither Series may concentrate its                 Neither Series may invest more than
 investments in any particular industry, but       25% of its assets, taken at market
 if deemed appropriate for attainment of its       value, in the securities of issuers in
 investment objective, up to 25% of its            any particular industry (excluding
 gross assets (at market value at the time of      securities of the U.S. Government, its
 investment) may be invested in any one            agencies and instrumentalities).
 industry classification the Fund uses for
 investment purposes.

----------------------------------------------------------------------------------------------


           CURRENT POLICY/RESTRICTION                      PROPOSED POLICY/RESTRICTION
-------------------------------------------------  -------------------------------------------
----------------------------------------------------------------------------------------------

 RESTRICTED/ILLIQUID
 SECURITIES.

FUNDAMENTAL
Neither Series may invest knowingly in             NON-FUNDAMENTAL
 securities or other assets not readily            Neither Series may invest, knowingly,
 marketable at the time of purchase or             more than 15% of its net assets (at
 subject to legal or contractual restrictions      the time of investment) in illiquid
 on resale except as follows:  no more than        securities, except for securities
 5% of the value of each Series may be             qualifying for resale under Rule 144A
 invested in securities with legal or              of the Securities Act of 1933, deemed
 contractual restrictions on resale (restricted    to be liquid by the Board of
 securities), other than repurchase                Directors.
 agreements, and in securities which are not
 readily marketable (including restricted
 securities, repurchase agreements with
 maturities of more than seven days and
 over-the-counter options).

----------------------------------------------------------------------------------------------
MORTGAGING AND PLEDGING OF
 ASSETS.

FUNDAMENTAL                                        FUNDAMENTAL
Neither Series may pledge, mortgage or             Neither Series may pledge its assets
 hypothecate its assets; however, this             (other than to secure borrowings, or
 provision does not apply to permitted             to the extent permitted by the Series'
 borrowing mentioned above or to the grant         investment policies, in connection
 of escrow receipts or the entry into other        with hedging transactions, short sales,
 similar escrow arrangements arising out of        when-issued and forward commitment
 the writing of covered call options.              transactions and similar investment
                                                   strategies).
----------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES OF
 OTHER INVESTMENT COMPANIES.

                                                   NON-FUNDAMENTAL
No Policy/Restriction stated.                      Neither Series may invest in the
                                                   securities of other investment
                                                   companies, except as permitted by
                                                   applicable law.
----------------------------------------------------------------------------------------------


           CURRENT POLICY/RESTRICTION                      PROPOSED POLICY/RESTRICTION
-------------------------------------------------  -------------------------------------------
----------------------------------------------------------------------------------------------
OPTIONS.

FUNDAMENTAL                                        NON-FUNDAMENTAL
Neither Series may buy or sell put or call         Neither Series may write, purchase or
 options, although it may buy, hold or sell        sell puts, calls, straddles, spreads or
 rights or warrants, utilize various foreign       combinations thereof, except to the
 currency hedging techniques, and it may           extent permitted in the Fund's
 write covered call options and enter into         prospectus and statement of additional
 closing purchase transactions.                    information, as they may be amended
                                                   from time to time.
----------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES OF
 ISSUERS IN OPERATION FOR LESS
 THAN THREE YEARS.

FUNDAMENTAL                                        NON-FUNDAMENTAL
Neither Series may invest more than 5%             Neither Series may invest in securities
 of its gross assets, taken at market value at     of issuers which, with their
 the time of investment, in companies              predecessors, have a record of less
 (including their predecessors) with less          than three years continuous
 than three years' continuous operation.           operations, if more than 5% of a
                                                   Series' total assets would be invested
                                                   in such securities (this restriction shall
                                                   not apply to mortgage-backed
                                                   securities, asset-backed securities or
                                                   obligations issued or guaranteed by
                                                   the U.S. Government, its agencies or
                                                   instrumentalities).
----------------------------------------------------------------------------------------------
OWNERSHIP OF PORTFOLIO SECU-
 RITIES BY OFFICERS AND
 DIRECTORS.

FUNDAMENTAL                                        NON-FUNDAMENTAL
Neither Series may own securities in a             Neither Series may hold securities of
 company when any of its officers,                 any issuer if more than  1/2 of 1% of
 directors or security holders is an officer       the securities of such issuer are
 or director of the Fund or an officer,            owned beneficially by one or more
 director or partner of the Fund's                 officers or directors of the Fund or by
 investment manager or sub-adviser, if after       one or more partners or members of
 the purchase any of such persons owns             the underwriter or investment advisor
 beneficially more than  1/2 of 1% of such         if these owners in the aggregate own
 securities and such persons together own          beneficially more than 5% of the
 more than 5% of such securities.                  securities of such issuer.


----------------------------------------------------------------------------------------------


           CURRENT POLICY/RESTRICTION                      PROPOSED POLICY/RESTRICTION
-------------------------------------------------  -------------------------------------------
----------------------------------------------------------------------------------------------

 TRANSACTIONS WITH CERTAIN
 PERSONS.

FUNDAMENTAL
Neither Series may buy securities from or          NON-FUNDAMENTAL
 sell them to the Fund's officers, directors,      Neither Series may buy from or sell
 or employees, or to the Fund's investment         to any of its officers, directors,
 adviser or sub-adviser or to their partners,      employees, or its investment adviser
 directors and employees, other than capital       or any of its officers, directors,
 stock of the Fund.                                partners or employees, any securities
                                                   other than shares of the Fund's
                                                   common stock.
----------------------------------------------------------------------------------------------
SENIOR SECURITIES.
                                                   FUNDAMENTAL
No Policy/Restriction stated.                      Neither Series may issue senior se-
                                                   curities to the extent such issuance
                                                   would violate applicable law.
----------------------------------------------------------------------------------------------
PURCHASE OF WARRANTS.

NON-FUNDAMENTAL                                    NON-FUNDAMENTAL
Neither Series may purchase warrants in            Neither Series may invest in warrants
 excess of 2% of net assets which are not          if, at the time of the acquisition, its
 listed on the New York or American Stock          investment in warrants, valued at the
 Exchange.                                         lower of cost or market, would
                                                   exceed 5% of such Series' total assets
                                                   (included within such limitation, but
                                                   not to exceed 2% of such Series' total
                                                   assets, are warrants which are not
                                                   listed on the New York or American
                                                   Stock Exchange or a major foreign
                                                   exchange).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------


                                                                     EXHIBIT B
                   Rule 12b-1 Distribution Plan and Agreement
        Lord Abbett Global Fund, Inc. -- Income Series -- Class A Shares
        ----------------------------------------------------------------


       RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT GLOBAL FUND, INC., a Maryland corporation (the "Fund"), on behalf of its INCOME SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company(the "Distributor").

       WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

       WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

       WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

       NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

       1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

       2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized

Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares; provided
                                                                       --------
that (i) any payments referred to in the foregoing clause (a) shall not exceed
      -
the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments referred
                                                       --
to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

       3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the
                                                                      -
payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any
                       --
Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

       4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

       5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

       6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

       7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

       8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

       9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

       10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not

"interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

       11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

       12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

       IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.

                  LORD ABBETT GLOBAL FUND, INC.

                  By:________________________________
                     President

ATTEST:

_____________________
Assistant Secretary

                       LORD ABBETT DISTRIBUTOR LLC


                       By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
        Lord Abbett Global Fund, Inc. -- Equity Series -- Class A Shares
        ----------------------------------------------------------------


       RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT GLOBAL FUND, INC., a Maryland corporation (the "Fund"), on behalf of its EQUITY SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company(the "Distributor").

       WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

       WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

       WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

       NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

       1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

       2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing in
                                                        -
formation and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

       3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the
                                                                      -
payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any
                       --
Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

       4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

       5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

       6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

       7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

       8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

       9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

       10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not

"interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

       11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

       12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

       IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.

                  LORD ABBETT GLOBAL FUND, INC.

                  By:________________________________
                     President

ATTEST:

_____________________
Assistant Secretary

                       LORD ABBETT DISTRIBUTOR LLC


                       By:_____________________________

                                                                 EXHIBIT C

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND AUTHORIZING
    THE BOARD OF DIRECTORS TO CREATE NEW CLASSES AND SERIES OF SHARES OF THE CAPITAL STOCK OF THE FUND AND CONFIRMING THAT THE FUND MAY IMPOSE CONTINGENT
         DEFERRED SALES CHARGES IN CONNECTION WITH ITS RULE 12B-1 PLANS
     _____________________________________________________________________


The following text shows those provisions of the Articles of Incorporation of the Fund that are to be amended; the text that is lined through shows deletions and the text that is double underlined indicates additions.


                                   ARTICLE V

       SECTION 1. The total number of shares which the Corporation has authority to issue is 1,000,000,000 shares of capital stock of the par value of $.001 each (the "Shares"), having an aggregate par value of $1,000,000. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify or reclassify any unissued Shares including, without limitation, the power to classify or reclassify unissued shares into series, and to classify or reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All Shares of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other Shares of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of Shares of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, or as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law. The Shares shall initially be classified into two series designated initially as the "Equity Series", consisting of 100,000,000 Shares and the "Income Series", consisting of 100,000,000 Shares. Prior to the first classification of a series into additional classes, all outstanding Shares of such series shall be of a single class. Notwithstanding any other provision of these Articles, upon the classification of unissued Shares into additional series, the Board of Directors shall specify a legal name for the new series in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.

       SECTION 2. A description of the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series and classes of series of Shares is as follows, unless otherwise set forth in Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or otherwise determined pursuant to these Articles:

          (a) Assets Belonging to Series. All consideration received or receivable by the Corporation for the issuance or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that series as provided in the following sentence, are herein referred to as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series (collectively, "Unallocated Items"), the Board of Directors shall allocate such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes.

          (b) Liabilities Belonging to Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and with all expenses, costs, charges and reserves attributable to that series, including any such class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any unallocated items (as hereinafter defined) relating to that series, including any class thereof, as provided in the following sentence, so charged to that series, are herein referred to as "liabilities belonging to" that series. In the event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belong ing to any particular series (collectively, "Unallocated Items"), the Board of Directors shall allocate and charge such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes. To the extent determined by the Board of Directors, liabilities and expenses relating solely to a particular class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may be adopted for such class) shall be allocated to and borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends and distributions and liquidation rights of the shares of such class.

          (c) Dividends.  Dividends and distributions on Shares of a particular
              ---------
series may be paid to the holders of Shares of that series at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that series, after providing for actual and accrued liabilities belonging to that series, as the Board of Directors may determine. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

          (d) Liquidation.  In the event of the liquidation or dissolution of
              -----------
the Corporation, the stockholders of each series shall be entitled to receive, as a series, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the stockholders of one or more classes of a series shall be distributed among such stockholders in proportion to the respective aggregate net asset values of the shares of such series held by them and recorded on the books of the Corporation.

          (e) Voting.  On each matter submitted to vote of the stockholders,
              ------
each holder of a Share shall be entitled to one vote for each such Share standing in his name on the books of the Corporation irrespective of the series or class thereof and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that
(i) as to any matter with respect to which a separate vote of any series
 -
or class is required by the Investment Company Act of 1940 , as amended from time to time, applicable rules and regulations thereunder, or the Maryland General Corporation Law, such requirement as to a separate vote of that series or class shall apply in lieu of Single
Class Voting as described above; (ii) in the event that the separate vote
                                  --
requirements referred to in (i) above apply with respect to one or more but less than all) series or classes, then, subject to (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a
            ---
particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

          (f) Conversion. At such times (which times may vary among shares of a class) as may be determined by the Board of Directors, Shares of a particular class of a series may be automatically converted into Shares of another class of such series based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors.

          (g) Equality. All Shares of each particular series shall represent an
              --------
equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to that series), but the provisions of this sentence or any other provision of these Articles shall not restrict any distinctions that may exist with respect to stockholder elections to receive dividends or distributions in cash or Shares or that may otherwise exist with respect to dividends and distributions on Shares of the same series.

       SECTION 3. The Shares of the Corporation shall be subject to the following provisions:

(a) All Shares now or thereafter authorized shall be subject to redemption and be redeemable at the option of the stockholder, in the sense used in the General Laws of the State of Maryland authorizing the formation of corporations. Each holder of the Shares, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the Shares outstanding in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such Shares determined as hereinafter set forth. Notwithstanding the foregoing, the Corporation may deduct from the proceeds otherwise due to any stockholder requiring the Corporation to redeem Shares a redemption charge not to exceed one percent (1%) of such net asset value or a reimbursement charge, a deferred sales charge or other charge that is integral to the Corporation's distribution program (which charges may vary within and among series and classes) as may be established from time to time by the Board of Directors.

(b) Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the Shares to require the Corporation to redeem Shares or may suspend any voluntary purchase of such
     Shares:

(c) The Corporation, pursuant to a resolution of the Board of Directors and without the vote or consent of stockholders of the Corporation, shall have the right to redeem at net asset value all Shares, in any stockholder account in which there are less than 25 Shares or such lesser number of Shares as shall be specified in such resolution. Such resolution shall set forth that redemption of Shares in such accounts has been determined to be necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts, or to be otherwise in the economic best interest of the Corporation. Such resolution shall provide that prior notice of at least 30 days (or such longer period as is specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 25 Shares, or such lesser number of Shares as is specified in the resolution.


                                  ARTICLE VII

       SECTION 1.

(b) To declare (from interest, dividends or other income received or accrued, from accruals of original issue or other discounts on obligations held, from capital or other profits on portfolio assets whether realized or unrealized, from surplus whether earned, capital or paid in or from any other lawful sources with respect to a particular series) dividends and distributions on the Corporation's Shares, with respect to such series, for payment in cash, property or the Corporation's own stock to stockholders of record on such dates (which may be as frequently as every day) and payable at such intervals as the Board of Directors shall determine at any time in advance of such payment, whether or not the amount of such payment can at that time be determined or must be calculated subsequent to declaration and prior to payment by reference to amounts or other factors not yet determined at the time of declaration
     (including but not limited to the amount of a dividend or distribution to be determined only by reference to what is sufficient to enable the Corporation to qualify as a regulated investment company under the United States Internal Revenue Code as in effect at such time or to avoid liability for Federal income tax); (the authority granted by this subsection (b) to permit, without limitation, and if otherwise lawful: declaring dividends or distributions by means of a formula or other similar method of determination; establishing record or payment dates for dividends or distributions on any basis, including establishing a number of record or payment dates subsequent to the declaration at any dividend or distribution; establishing the same payment date for any number of dividends or distributions declared prior to such date; providing for the payment of dividends or distributions declared and as yet unpaid to stockholders of the Corporation redeeming shares prior to the payment date otherwise applicable, and providing in advance for the conditions under which any dividend or distribution may be payable in the Corporation's own shares to all or less than all of the Corporation's stockholders with respect to a particular series, whether such dividend or distribution is in authorized but unissued or in treasury shares of the Corporation).

(c) To issue and sell or to cause the issuance and sale of Shares, in such amounts and on such terms and conditions, for such purpose and for such amount or kind of consideration as is now or hereafter permitted by the laws of the State of Maryland and in accordance with the Investment Company Act of 1940.

(d) To purchase and to cause to be purchased Shares, of any series, pursuant to these Articles of Incorporation, upon tender thereof by the holder or holders thereof or otherwise, provided that the Corporation has assets belonging to that series legally available for such purpose whether arising out of paid-in surplus, other surplus, net profits or otherwise, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, and to pay for such Shares in cash belonging to that series then held or owned by the Corporation.


(g) To authorize any agreement of the character described in subsection (e) or (f) of this Section 1 with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also a director or officer of such other corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any agreement entered into pursuant to said subsections (e) or (f) shall be consistent with and subject to the requirements of the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or any other applicable Act of Congress hereafter enacted, and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation (as such phrase is defined in the Investment Company Act of 1940, as amended from time to time) entitled to vote on the matter.

       SECTION 2. The Board of Directors may authorize the purchase by the Corporation, either directly or through any agent, of the Shares, in the open market or otherwise, at prices not in excess of the net asset value of such Shares (determined as hereinafter provided) as of a time determined by the Board of Directors reasonably proximate as the time of purchase by the Corporation or any such agent.

       SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a "determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:

          (a) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient, carried out to not less than the second decimal place, obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

The net value of the assets of the Corporation of a series as of a determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided) , the amount of all liabilities belonging to that series (as such terms are defined in subsection (b) of Section 2 of Article V), in each case as of such determination time.

The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series (as such terms are defined in subsection (a) of Section 2 of Article V) at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

(b) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (a) and (c) of this Section 3 with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

(c) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, but without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

       SECTION 4. The presence in person or by proxy of the holders of a majority of the Shares issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders, except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of Shares of any series or class are entitled to a separate vote as such series or class (each such series or class, a "Separate Class") or where the holders of Shares of two or more (but not all) series or classes are required to vote as a single series or class (each such single series or class, a "Combined Class"), the presence in person or by proxy of the holders of a majority of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all series, including all classes thereof, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the Shares of all series, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all series, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of a majority of the Shares of all series or classes, or of the affected series or classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law, or by these Articles of Incorporation, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such other matter or matters.

       SECTION 5. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of the Shares, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the

Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any asset owned by the Corporation; the number of Shares of the Corporation of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of Shares of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of Shares of any series or class.

                                  ARTICLE VIII

       From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding Shares by classification, reclassification or otherwise), and other provisions that might, under the statutes of the State of Maryland at the time in force, be lawfully contained in Articles of Incorporation may be added or inserted, upon the vote of the holders of a majority of the Shares at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article
VIII. The provisions of this Article VIII shall not affect the power and authority of the Board of Directors to further classify or reclassify any unissued Shares from time to time pursuant to Section 1 of Article V and these Articles of Incorporation.

                                                                      EXHIBIT D

Dunedin Fund Managers Limited
Dunedin House
25 Ravelston Terrace
Dunedin EH4 3EX, Scotland


                   Sub-Investment Management Agreement

Dear Sirs:

                  Lord Abbett Global Fund (the "Fund") has been organized as a Corporation under the laws of the State of Maryland to engage in the business of an investment company. This agreement is made with respect to the Equity Series of the Fund. The Fund's Directors have selected Lord Abbett & Co. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, under the terms and conditions provided in the Management Agreement, dated August 29, 1988, between the Fund and the Adviser (the "Management Agreement"). The Adviser and the Directors of the Fund have selected Dunedin Fund Managers Limited, Dunedin House, 25 Ravelston Terrace, Dunedin EH4 3EX, Scotland (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below with respect to such portion of the assets of the Equity Series as the Adviser, in consultation with the Sub-Adviser, shall allocate pursuant to Section 3 of this Agreement to investments in countries other than the United States (the "Foreign Assets") and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Directors and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that (i) it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and (ii) it is a member of Investment Management Regulatory Organization Limited ("IMRO") and is regulated by IMRO in the conduct of its Investment Business.

         The Adviser agrees with the Sub-Adviser as follows:

1. Delivery of Documents. The Fund has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

                  (a) Declaration and Agreement of Fund of the Fund, dated February 23, 1988 (the "Articles").

                  (b) By-Laws of the Fund as in effect hereof.

                  (c) Resolutions of the Directors of the Fund selecting the Sub-Adviser as sub-adviser to the Adviser with respect to the Equity Series and approving the form of this Agreement.

                  (d) Resolutions of the Directors of the Fund selecting the Adviser as investment adviser to the Fund and approving the form of the Adviser's Management Agreement with the Fund.

                  (e) The Adviser's Management Agreement with the Fund.

                  (f) Commitments, limitations and undertakings made by the Fund to state "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states.

                  (g) The Adviser's Code of Ethics as currently in effect.

         The Fund will  furnish the  Sub-Adviser  from time to time with copies,
properly  certified  or  otherwise  authenticated,   of  all  amendments  of  or
supplements to the foregoing, if any.

         2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Adviser for the Series a continuing and suitable investment program with respect to investments in Foreign Assets, consistent with the investment policies, objectives and restrictions of the Series. In the performance of the Sub-Adviser's duties hereunder, subject always (i) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to
Section 1, as each of the same may from time to time be amended or supplemented, and (ii) to the limitations set forth in the registration statement of the Fund as in effect from time to time under the Securities Act of 1933, as amended, the Sub-Adviser will, at its own expense with respect to the Foreign Assets:

         (a) furnish the Adviser with advice and recommendations with respect to the Foreign Assets, consistent with the investment policies, objectives and restrictions of the Series, including advice on the selection and allocation of investments among foreign securities markets and among foreign equity and debt securities;

         (b) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, determine which portfolio securities of the Series consisting of Foreign Assets should be purchased, held or disposed of and what portion of such assets, if any, should be held in cash or equivalents denominated in United States dollars or foreign currencies;

         (c) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, make decisions for the Series respecting foreign currency matters having regard to foreign exchange controls, if any, including determinations with respect to entering into forward foreign exchange contracts;

         (d) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, make determinations as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Series' Foreign Assets shall be exercised;

         (e) furnish the Adviser with research, economic and statistical data in
         connection  with  the  Series'   investments  and  investment  policies
         respecting Foreign Assets;

         (f) submit such reports relating to the valuation of the Series' securities consisting of Foreign Assets, including forward foreign exchange contracts relating to such Foreign Assets, as the Adviser may reasonably request;

         (g) engage in negotiations relating to the Series' investments in Foreign Assets with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (h) consistent with the provisions of Section 8 of this Agreement, place all orders for the purchase, sale or exchange of portfolio securities consisting of Foreign Assets for the Series' account with brokers or dealers selected by the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Directors and set forth in the Prospectus and Statement of Additional Information of the Fund.

          (i) from time to time or at any time requested by the Adviser or the Fund's Directors, make reports to the Adviser or the Fund, as requested, of the Sub-Adviser's performance of the foregoing services;

         (j) subject to the supervision of the Adviser, maintain and preserve the records required by the Investment Company Act of 1940 to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (k) obtain and evaluate such information relating to economies, industries, businesses and securities markets, as well as portfolio securities of the Series, as the Sub-Adviser may deem necessary or useful in the discharge of its duties hereunder;

         (l) give instructions to the custodian and any sub-custodian of the Series as to deliveries of securities to and from such custodian or sub-custodian, transfer of currencies and payments of cash for the account of the Series, and advise the Adviser on the same day such instructions are given; and

         (m) cooperate generally with the Series and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Forms N-1A and N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Series, filings with state "blue sky" authorities and with United States and foreign agencies responsible for tax matters, and other reports and filings of like nature.

                  3. Allocation of Assets. Subject to the review of the Directors, the Adviser, in consultation with the Sub-Adviser, shall determine at least quarterly the percentage of the assets of the Equity Series of the Fund that shall be allocated to the Adviser or the Sub-Adviser for investment management (the "Asset Allocation") and the manner in which such Asset
Allocation in general is to be achieved by adjustments to the Equity Series' existing portfolio of securities. The Asset Allocation will specify the percentage of assets of the Equity Series allocated to the Adviser or the Sub-Adviser for management on the effective date of such determination and will apply to cash inflow and outflow thereafter until the Asset Allocation is next redetermined. If the Adviser and the Sub-Adviser cannot agree on an Asset Allocation, the Adviser has the right to make the final determination, subject to review by the Directors.

         4. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

          5. Expenses of the Series Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state shall be payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 4, the Sub-Adviser will not be required to pay:

         (a) the compensation and expenses of Directors of the Fund, and of independent advisers, independent contractors, consultants, managers and other agents employed by the Fund other than through the Sub-Adviser;

         (b)  legal, accounting and auditing fees and expenses of the Fund;

         (c) the fees or disbursements of custodians, sub-custodians and depositories of the Series' assets, transfer agents, disbursing agents, plan agents and registrars;

         (d) taxes and governmental fees assessed against the Fund's assets and payable by the Series;

         (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders, except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(m);

         (f)  brokers' commissions and underwriting fees;

         (g) fees and other expenses related to foreign currency transactions, including entering into forward foreign exchange contracts; and

         (h) the expense of periodic calculations of the net asset value of the Fund's shares.

         6. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided, the Adviser will pay the Sub-Adviser monthly, based on the average daily net asset value of the Series for the preceding month, a fee at the annual rate of one-half of the Adviser's fee from the Fund pursuant to the Management Agreement during such month, computed and paid in United States dollars. The Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder.

         If in any fiscal year of the Fund the Adviser is required, or deems it appropriate, to reduce its fee or to reimburse expenses of the Fund pursuant to the terms of its Management Agreement with the Fund, the Sub-Adviser will likewise reduce its fee or reimburse the Adviser, within 30 days after the Adviser has notified the Sub-Adviser that the Adviser has so reduced its fee or reimbursed the Fund, in an amount equal to one half of such reduction or reimbursement. The net asset value of the Fund shall be determined pursuant to the provisions of the Series' Prospectus and Statement of Additional Information.

         7. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's except that, without the written consent of the Adviser which consent shall not be unreasonably withheld, the Sub-Adviser shall not act as investment manager for or provide investment advice to any other investment company registered under the Investment Company Act of 1940 with investment objectives and policies similar to the Fund's. It is specifically understood that officers, directors and employees of the Sub-Adviser and those of its affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or its affiliates.

         8. Avoidance of Inconsistent Position, etc. In connection with purchases or sales of portfolio securities for the account of the Series, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commission. The Sub-Adviser shall adopt and implement policies and procedures substantially similar to those contained in the Adviser's Code of Ethics (a copy of which has been furnished to the Sub-Adviser by the Adviser), which shall apply to the Sub-Adviser, its officers, directors and employees. The Sub-Adviser shall not knowingly recommend that the Series purchase, sell or retain securities of any issuer in which the Sub-Adviser or any of its affiliates has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. For purposes of the foregoing sentence, the term "affiliate" shall have the same meaning as under the Investment Company Act of 1940. If any occasion should arise in which the Sub-Adviser advises persons concerning the shares of the Series, the Sub-Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         9. No Partnership or Joint Venture. The Series, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         10. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         11. Duration and Termination of this Contract. This Agreement is being submitted today to a meeting of shareholders of the Fund called for the purpose of approving this Agreement by vote of the Equity Series and, if approved at that meeting shall become effective for two years from the time of such approval as described in the proxy statement for such meeting and thereafter from year to year, but only so long as such continuance is specifically approved, in the case of the first such approval, prior to its second anniversary and thereafter at least annually by (a) a majority of the Directors of the Fund who are not interested persons of the Adviser, of the Sub-Adviser or (other than as Directors) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Directors of the Fund, or (ii) a majority of the outstanding voting securities of the Series. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Directors of the Fund, by vote of a majority of the outstanding voting securities of the Series, by the Adviser or by the Sub-Adviser. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Adviser's Investment Management Contract with the Series. In interpreting the provisions of this Section 11, the definitions contained in
Section 2(a) of the Investment Company Act of 1940, as amended (particularly the definitions of "assignment", "interested person" or "voting security"), shall be applied.

         12. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Directors of the Fund, including a majority of the Directors who are not interested persons of the Adviser, of the Sub-Adviser or (other than as Directors) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Series, as defined in the Investment Company Act of 1940, as amended.

         13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Series and the Adviser may use the name "Dunedin Fund Managers Limited" or any name derived from or similar to that name in reports, filings, shareholder communications, registration statements, advertising materials and materials of like nature, subject always to the right of the Sub-Adviser to review any such materials prior to their use, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Series and the Adviser will (to the extent they lawfully can) cease to use the name "Dunedin Fund Managers Limited" or any other name indicating that the Series or the Adviser is advised by or otherwise connected with the Sub-Adviser.

     14. Governing Law. This Agreement shall be construed in accordance with the laws of New York and the applicable provisions of the Investment Company Act of 1940, as amended.


                                Yours very truly,

                               LORD, ABBETT & CO.

                          By____________________________
                               Managing Partner



The foregoing contract
is hereby agreed to as of
the date hereof.

DUNEDIN FUND MANAGERS LIMITED

By __________________________


The foregoing contract
is hereby agreed to as of
the date hereof.

LORD ABBETT GLOBAL FUND, INC.

By __________________________
         Vice President

                         LORD ABBETT GLOBAL FUND, INC.
                                 EQUITY SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT GLOBAL FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1. Election of Directors: For [ ] Without Authority [ ] For All Except [ ] (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, Thomas S. Henderson, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending December 31, 1996.

3. For [ ] Against [ ] Abstain [] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the

        Investment Company Act of 1940, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of
                                              -
        Directors to create new classes and series of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales
             --
        charges in connection with new classes of shares to be created, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove a new Sub-Investment Management Agreement between Lord, Abbett & Co. ("Lord Abbett") and Dunedin Fund Managers Group plc, as successor to Dunedin Fund Managers Limited ("Dunedin"), containing the same terms and conditions and providing for payment of a sub-advisory fee on the same basis as contained and provided for in the current Sub-Investment Management Agreement between Lord Abbett and Dunedin.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT GLOBAL FUND, INC.
  EQUITY SERIES

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.


For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
   (Please read other side)

                                       3